SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     October 3, 2000
                                                     ---------------------------

                          HOME-STAKE OIL & GAS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Oklahoma                    0-19766                      73-0288030
-----------------          ---------------------        ---------------------
 (State or other             (Commission File               (IRS Employer
 jurisdiction of                 Number)                   Identification No.)
 incorporation)


15 East 5th Street, Suite 2800, Tulsa, Oklahoma                74103
-----------------------------------------------         ----------------------
 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (918) 583-0178
                                                   ---------------------------


                                 Not Applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

     On October 3, 2000, Home-Stake Oil & Gas Company ("Home-Stake") and Cortez Oil & Gas, Inc. ("Cortez") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Cortez will acquire Home-Stake (the
"Merger"). Pursuant to the terms of the Merger Agreement, each of the outstanding shares of Home-Stake common stock will be exchanged for $11.00 per share cash.

     The Merger Agreement has been unanimously approved by the Board of Directors of Home-Stake. The Merger is subject to various closing conditions including the approval of Home-Stake shareholders. It is anticipated that the transaction will close before the end of this year. Pursuant to the Merger Agreement, no more cash dividends will be paid on Home-Stake's outstanding shares.

     The current directors of Home-Stake and certain of their spouses, who own an aggregate of approximately 21.1% of Home-Stake's outstanding shares, have entered into agreements to vote for the Merger.

     Stephens Inc. is serving as the financial advisor to the Board of Directors of Home-Stake and has rendered its opinion to the Home-Stake board with respect to the fairness, from a financial point of view, of the merger consideration to be received by the shareholders of Home-Stake.

     The transaction negotiated with Cortez required Home-Stake to enter into oil and gas hedging transactions for a significant portion of its production through 2002, consisting of NYMEX collars with floor prices ranging from $32.00 to $25.00 per Bbl and $4.50 to $3.50 per Mmbtu and ceiling prices ranging from $36.00 to $28.20 per Bbl and $6.95 to $4.78 per Mmbtu.

     A copy of Home-Stake's press release, dated October 3, 2000, announcing the Merger is attached as an exhibit hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               99    Press release dated October 3, 2000, issued by Home-Stake.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HOME-STAKE OIL & GAS COMPANY


Date:   October 3, 2000         By:  /s/  Chris K. Corcoran
                                   --------------------------
                                    Chris K. Corcoran
                                    Executive Vice President, Chief Financial
                                    Officer and Secretary

                                  Exhibit Index

Exhibit
Number                          Description
------    ----------------------------------------------------------

99        Press release dated October 3, 2000, issued by Home-Stake.